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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 10, 2005

                                O. I. CORPORATION
             (Exact name of registrant as specified in its charter)


            Oklahoma                   0-6511                73-0728053
  ----------------------------     ----------------     ----------------------
  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)       Identification Number)


                     151 Graham Road
                      P.O. Box 9010
                  College Station, Texas                 77842-9010
            ---------------------------------------      ----------
            (Address of principal executive office)      (Zip Code)

                                 (979) 690-1711
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. ):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

O.I. Corporation, an Oklahoma corporation (the "Company"), entered into indemnification agreements with each of its directors and executive officers on May 10, 2005. The indemnification agreements provide that the Company will indemnify the director or officer to the fullest extent permitted by applicable law in the event that the director or officer is involved in any threatened, pending or completed action, suit, proceeding or investigation, by reason of the director's or officer's relationship with the Company, against all expenses, judgments, fines and penalties, provided that the director or officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, and with respect to any criminal action or proceeding, provided he or she had no reasonable cause to believe his conduct was unlawful. However, the Company will not indemnify an officer or director in respect of any claim, issue or matter as to which the officer or director is adjudged to be liable to the Company, except to the extent determined by the court in which the proceeding is brought or pending. Each indemnification agreement also provides for the advance of expenses, judgments, fines or penalties incurred by an officer or director in connection with any proceeding covered by the indemnification agreement. The officer or director is to repay the advanced amounts only if it is ultimately determined that he or she is not entitled to be indemnified by the Company.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            O. I. CORPORATION


Date: May 13, 2005                          By: /s/ William W. Botts
                                            -----------------------------------
                                            Name:   William W. Botts
                                            Title:  President/CEO